Exhibit 99.1

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Exhibit 99.1

Review of Business Strategy and Results
March 2005

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Disclaimer

The information contained herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any offer of securities is and shall be made pursuant to a definitive prospectus or other appropriate offering document prepared by or on behalf of Fieldstone which would contain material information not contained herein and which does and shall supersede, amend and or supplement this information in its entirety. Any decision to invest in Fieldstone’s securities should be made after reviewing such definitive prospectus or other offering document, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities described herein or passed upon the adequacy or accuracy of the information contained herein. Any representation to the contrary is a criminal offense.

Neither Fieldstone, nor any of its affiliates, makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and nothing contained herein shall be relied upon as a promise or representation whether as to past or future performance. The information may include estimates and projections that involve significant elements of subjective judgment and analysis. No representations are made as to the accuracy of such estimates or projections or that all assumptions relating to such estimates or projections have been considered or stated or that such projections will be realized. Much of the information contained herein is of a general nature intended to provide a broad overview of Fieldstone’s business. Fieldstone disclaims any and all liability relating to this information, including, without limitation any express or implied representation or warranty for statements contained in and omissions from this information. Fieldstone does not expect to update or otherwise revise the information contained herein.

This presentation may contain forward-looking statements. Any forward-looking statement would be subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated. Individuals should not place undue reliance on forward-looking statements and are advised to conduct their own independent analysis and make their own independent determination. Neither Fieldstone nor any of its affiliates undertakes any obligations to revise publicly any forward-looking statements to reflect subsequent events or circumstances. For a further discussion of potential factors that could impact Fieldstone’s future results, performance or achievements, please see the documents filed by Fieldstone from time to time with the Securities and Exchange Commission, and in particular the section titled, “Risk Factors” in the company’s Annual Report on Form 10-K for the year ended December 31, 2004.

Business Summary

• Fieldstone Investment Corporation: (NASDAQ: FICC): REIT
• Built a portfolio of non-conforming loans on-balance sheet:
• $4.8 Billion at December 2004 with an average FICO of 650
• Issued $4.3 Billion of MBS to match-fund portfolio for life of loans
• Paid $1.09 of pre-tax dividends to shareholders for 2004

• Fieldstone Mortgage Company: Taxable REIT Subsidiary
• Perform loan origination and underwriting
• $6.2 billion of non-conforming loans in 2004
• $1.3 billion of conforming loans in 2004
• Opened 4 regional non-conforming operation centers in 2004
• Manage the quality of loans for REIT portfolio
• Sell: non-conforming fixed rate, 2nds and certain hybrid loans, and all conforming loans
• Interim servicer for loans held for sale
• Can retain any after-tax earnings from loan sales

Fieldstone’s 2004 Highlights

GAAP Earnings (Millions)

	2003	2004
NIM after Provision	$41.7	$135.7
Net cash settlements	—	(11.7)
Adjusted NIM	41.7	124.0

Other Income	(0.2)	24.2
Gain on Sale	117.9	52.1
Total Revenue	159.4	200.3

SG&A	(114.2)	(130.8)
Net Income before Taxes	45.2	69.5

Tax (expense) benefit	2.6	(3.9)
Net Income	$47.8	$65.6

EPS	$2.48	$1.34

Non-Conforming Loan Portfolio

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Revenue Components

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Source of Revenue Trend

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ROA Analysis

REIT ROA Model (*)	4Q04 Actual	2005-1 economics	2005-1 economics	2005-1 economics
Avg. Balance of Portfolio	$4.45 billion	$6.0 billion	$7.0 billion	$6.0 billion
Interest Income:				(5% cap/no swaps)
Weighted Average Coupon	6.58%	6.96%	6.96%	6.96%
Prepayment Fee Income	0.58%	0.42%	0.42%	0.42%
Deferred Origination Cost Amor.	(0.46)%	(0.43)%	(0.43)%	(0.43)%
Total Interest Income	6.70%	6.95%	6.95%	6.95%
Funding Costs as % of Principal Balance:
One month LIBOR	1.98%	2.59%	2.59%	2.59%
Bond spread over LIBOR	0.50%	0.40%	0.40%	0.40%
Deferred Issuance Cost Amor.	0.18%	0.16%	0.16%	0.16%
Net Cash Settlements - Swaps/Caps	0.31%	0.73%	0.73%	0.25%
Total Funding Costs (1)	2.97%	3.88%	3.88%	3.40%
Net Interest Margin pre Loss Prov.	3.73%	3.07%	3.07%	3.55%
Loan Loss Provision	(0.60)%	(1.30%)	(1.30)%	(1.30)%
Net Interest Margin net of Loss Prov.	3.13%	1.77%	1.77%	2.25%
Servicing Costs	(0.23)%	(0.22%)	(0.22)%	(0.22)%
Annualized Current Orig. Costs	(1.11)%	(0.50%)	(0.50)%	(0.50)%
Other G&A Costs	(0.24)%	(0.17%)	(0.15)%	(0.17)%
Total Costs	(1.58)%	(0.89%)	(0.87)%	(0.89)%
ROA estimate	1.55%	0.88%	0.90%	1.36%
Leverage (Target)	11.00	11.00	13.00	11.00
ROE estimate	21.6%	14.4%	16.5%	19.7%
Book Value Per Share	$10.77	$10.77	$10.77	$10.77
Indicated Earnings Per Share (2)	$2.32	$1.56	$1.77	$2.12
Weighted Avg. Life of Loans (estim)	2.30	2.30	2.30	2.30

(*)         The above model is a non-GAAP presentation of economic components of our REIT portfolio, and is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP.

(1)          GAAP presentation reports net cash settlements- swaps/caps as a component of “Other Income (Expense) - Portfolio Derivatives.”

(2)          Excludes non-cash mark to market of derivative assets and financial results of Fieldstone Mortgage Company (TRS).

Non-Conforming Gross Interest Margin

2 Year Hyrid Gross Int. Margin

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•                  Source: Bloomberg

Fieldstone’s Securitization and NIM

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Fieldstone’s NIM on Loans Held for Investment

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*              Net Interest expense includes net cash settlements on Swaps and Cap

**           Net Interest Income is a Non GAAP measure due to the inclusion of net cash settlements on Swaps and Cap

Fixed Rate Loans Funded with LIBOR Based Debt
Fieldstone Portfolio Hedging Program

FIC Weighted Average Swap Costs vs. Forward Libor Curve

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Fieldstone’s Loan Sale Economics: 2004

CASH GAIN ON SALE ECONOMICS NON-CONFORMING LOANS

YTD 2004
Percent of Principal Balance Sold:
Sales Price	3.06%
Hedge Gain (Loss)	(0.13)%
Warehouse Net Interest Margin	0.44%
Premium Recapture & Repurchase Reserve	(0.37)%

Gross Proceeds	3.00%

Total Origination Costs	(2.42)%

Net Profit Before Tax on Loans Sold	0.58%

After Tax Profit Per Loan	0.35%

Corporate Structure and Strategy

Fieldstone Investment Corporation
Mortgage REIT on NASDAQ: FICC
$4.8 billion portfolio of loans originated by Fieldstone
$526 million equity: leverage portfolio by issuance of asset-backed securities
100% ownership

Fieldstone Mortgage Company

Taxable REIT Subsidiary

Established in 1995

Non-Conforming Division	Conforming Division

• Originated $6.2 billion in 2004	• Originated $1.3 billion in 2004
• Originated $1.5 billion in 4Q of 2004	• Originated $314 million in 4Q of 2004
• 652 Average Credit Score	• Originating via Wholesale (71%) and Retail (29%) Channels
• Originating via Wholesale (89%) and Retail Channels (11%)	• All product sold via whole loan sales
• 66% funded by REIT for Investment Portfolio

Non-Conforming Divisions

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Quarterly Originations

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REIT Investment Portfolio

Non-Conforming Loan Portfolio

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•              Includes deferred origination costs

Portfolio Strategy

•      Originate high quality non-conforming ARM loans for REIT portfolio

•      2/28 hybrid ARMs primarily

•      650 average FICO

•      Interest only 2/28 ARM loans, fully amortize after five years

•      Reduced documentation and higher LTV at higher FICO

•      Finance portfolio with long-term securitization debt

•      On-balance sheet financing

•                  No “gain on sale” non-cash gains on securitization

•      Committed financing with strong asset-liability management

•      Retain Fieldstone loans to assure quality and minimize basis risk

•      Current Target portfolio leverage of 11 X Equity (8.33% equity to assets)

Fieldstone Portfolio as of Dec. 31, 2004

FIC as of 12/31/04

Principal Balance	$4,735,062,847
Percentage ARM	99.2%
Average Balance	$194,830
WA Coupon	6.8%
WA Gross Margin	5.7%

Product Type
2/28 Hybrid	92.2%
3/27 Hybrid	4.9%
5/1 Hybrid	2.0%
Fixed Rate/Other	0.8%
Credit Score
WA FICO	650
FICO < 601	21.6%
601-650	24.2%
651-700	33.6%
FICO > 700	20.6%
LTV
WA LTV	82.3%
LTV>90%	3.5%

WA CLTV	92.3%
Full Documentation	46.3%
Interest Only (5 year)	60.1%
Owner Occupied	93.4%
Single Family / PUD	89.7%
Prepayment Fee Coverage	86.6%
State Concentration	CA - 47.3%
Loan Purpose
Purchase	59.6%
Cash Out Refinance	40.4%

Collateral Highlights

High FICO	650

First Lien	99.9%

Hybrid ARMS	99.2%

Predominately Owner Occupied	93.4%

High Prepayment Fee Coverage	86.6%

Majority Purchase Money	59.6%

Product Mix by Credit Score

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Credit Risk Management – Portfolio Characteristics

Portfolio Composition by Credit Score

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Weighted Average Credit Score: 650

Credit Risk Management-Risk-Based Pricing

Portfolio Composition - Risk-Based Pricing

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Weighted Average Coupon: 6.8%

Underwriting Philosophy

“Hardest place to deliver a bad loan”

•                  Investigative underwriting in regional centers

•                  Rigorous appraisal review

•                  Borrower benefit analysis in writing on refinances

•                  Fieldscore and loan origination system edits

•                  Quality Control department re-underwritings

•                  Investor and rating agency due diligence

•                  Results:

•                  Improved credit performance

•                  Predatory lending prevention

•                  Fraud deterrence due to process and reputation

Credit Risk Management

Credit Score by Income Documentation Level 4Q 2004 Non-Conforming Originations

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Servicing Strategy

•                            Fieldstone performs key loan set-up and initial quality control functions on all loans

•                            Highly rated sub-servicer: Chase Manhattan Mortgage

•                  Fitch: RPS1- and RSS1- (primarily subprime and special servicing, respectively)

•                  Moody’s: SQ1 (subprime servicing)

•                  S&P: “STRONG” and on its select servicer list

•                            Wells Fargo Bank as:

•                  Master Servicer

•                  Bond Administrative Agent

•                  Servicer Oversight

•                            Ultimately, Fieldstone will look to build or acquire a significant servicing capacity

Loan Performance

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Liquidity Risk Management

•                  Finance loans prior to securitization or sale with a diverse group of Wall Street and bank lenders under $2.0 billion of committed lines

•                  Use mortgage-backed securities (MBS) to finance REIT portfolio

•                  Provides long-term financing for portfolio without margin calls

•                  MBS market highly liquid

•                  Structure securitizations to cash flow NIM from month one

•                  Not issuing “NIM” securities

•                  Focus on issuing bonds rated BBB or higher

•                  Not reliant upon selling low rated and less liquid (BBB- or BB) bonds

•                  Highly efficient - weighted average bond spread of

•                  LIBOR + 35 bps on 2005-1

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Taxable Income

•                            Fieldstone’s REIT taxable income is estimated to be $63 mm from 10-K differs from GAAP income:

GAAP Income	$69.5
• GAAP loss reserves are not deductible for tax accounting	21.1

• Origination expenses recognized for GAAP are deferred for tax accounting	9.9

• Non-cash mark to market of swaps is recognized for GAAP but not for tax accounting	(22.1)

• TRS earnings not included in REIT income	(10.1)

• Other GAAP tax differences	(5.0)

Tax Income	$63.4

•        Impact greatest as REIT investment portfolio is built

•        After tax income of the TRS is not distributed to REIT shareholders until a dividend of that income is paid to the REIT

REIT Dividends

•                  Fieldstone’s distributes to its shareholders all of its REIT taxable income

Fieldstone’s 2004 Dividends

Quarter	Portfolio	Record Date	Dividend / Share
1	$2.1Billion	5-14-2004	$0.07
2	$3.2Billion	8-13-2004	$0.24
3	$4.1Billion	11-12-2004	$0.34
4	$4.8Billion	12-30-2004	$0.44
Total			$1.09

•                  Distribute each year not less than 85% of the year’s taxable income

•                  Manage timing of distributions to reduce GAAP / tax differences

•                  100% of taxable income must be paid to shareholders prior to filing of tax return to avoid corporate level tax

•                  Must distribute at least 90% of taxable income to qualify as a REIT

Fieldstone’s Culture

•                  Each employee takes personal accountability for the success of the Team

•                  Focus on long term relationships with market professionals where “value added” enables rational pricing and loan quality

“All of us that are a part of Fieldstone work together, share a commitment to quality and integrity and are willing to devote ourselves to the success of the entire organization.”

Michael J. Sonnenfeld

President and Chief Executive Officer

Review of Business Strategy and Results

March 2005

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